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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)
                        September 17, 1998


                        SAKS INCORPORATED
               (Formerly known as Proffitt's, Inc.)
      (Exact name of registrant as specified in its charter)


              Tennessee             1-13113             62-0331040
      (State of incorporation)  (Commission File    (I.R.S. Employer
                                     Number)        Identification No.)

         750 Lakeshore Parkway
          Birmingham, Alabama                            35211
         (Address of principal
         executive offices)                             (Zip Code)


Registrant's telephone number, including area code (205) 940-4000



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Item 5.  Other Events.

     As of September 17, 1998, the registrant entered into: (i) an Amended and Restated Credit Agreement with certain lenders and Nationsbank, N.A. ("Nationsbank"), as administrative agent for the lenders, providing for an aggregate maximum principal of $750,000,000 with a maturity of five years; and (ii) a Credit Agreement with certain lenders and Nationsbank, as administrative agent for the lenders, providing for an aggregate maximum principal amount of $750,000,000 and having a maturity of 364 days.

      Also as of on September 17, 1998, Saks Holdings, Inc. ("Holdings"), a wholly owned subsidiary of the registrant, entered into a Supplemental Indenture with Bankers Trust Company, as trustee, amending an indenture dated as of September 25, 1996, relating to the 51/2% Convertible Subordinated Notes due September 15, 2006 (the "Notes") issued by Holdings.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:

Exhibit
Number         Description
-------        -------------
4.1            Amended and Restated Credit Agreement dated
               as of September 17, 1998, by and among Saks
               Incorporated, Nationsbank, N.A., as
               administrative agent, Nationsbanc Montgomery
               Securities LLC, as loan arranger, Morgan
               Guaranty Trust Company of New York and The
               Chase Manhattan Bank, as co-syndication
               agents, Citibank, N.A., as documentation agent, and certain lenders.

4.2 Credit Agreement as of dated September 17, 1998, by and among Saks Incorporated, Nationsbank,
               N.A., as administrative agent, Nationsbanc
               Montgomery Securities LLC, as loan arranger, Morgan Guaranty Trust Company of New York and
               The Chase Manhattan Bank, as co-syndication agents, Citibank, N.A., as documentation agent, and certain lenders.

4.3            Supplemental Indenture dated as of September
               17, 1998, between Saks Holdings, Inc. and
               Bankers Trust Company, as trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SAKS INCORPORATED

Date: September 23, 1998



                                   By:  /s/ Charles J. Hansen
                                        _______________________
                                        Charles J. Hansen, Vice
                                        President and General
                                        Counsel

                          EXHIBIT INDEX

Exhibit
Number         Description                                   Page
------         ------------                                 ------

4.1 Amended and Restated Credit Agreement dated as of September 17, 1998, by and among Saks
               Incorporated, Nationsbank, N.A., as
               administrative agent, Nationsbanc Montgomery
               Securities LLC, as loan arranger, Morgan
               Guaranty Trust Company of New York and The
               Chase Manhattan Bank, as co-syndication
               agents, Citibank, N.A., as documentation agent, and certain lenders.

4.2 Credit Agreement dated as of September 17, 1998, by and among Saks Incorporated, Nationsbank,
               N.A., as administrative agent, Nationsbanc
               Montgomery Securities LLC, as loan arranger, Morgan Guaranty Trust Company of New York and
               The Chase Manhattan Bank, as co-syndication agents, Citibank, N.A., as documentation agent, and certain lenders.

4.3            Supplemental Indenture dated as of September
               17, 1998, between Saks Holdings, Inc. and
               Bankers Trust Company, as trustee.